UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

MJ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-167824	20-8235905
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3275 South Jones Blvd., Suite 104, Las Vegas, NV 89146

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 702-879-4440

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 15, 2018, MJ Holdings, Inc. (the “Company”), caused to be filed with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2018 (the “Form 10-Q”). The Form 10-Q was filed on November 15, 2018, the day following its due date. The Company had believed that it was going to be able to its Form 10-Q timely and, therefore, did not file a Notification of Late Filing on Form 12b-25.

At the time of filing the Form 10-Q, the Company’s financial consultants knew that the Company’s auditors, Prager Metis CPA’s, LLC, (“Prager”) had not completed their review of the Company’s financial statements and the disclosures contained in the Form 10-Q as filed, but the financial consultants failed to convey that information to management of the Company. Therefore, the financial statements filed with the Form 10-Q may not be relied upon as accurate until such time as Prager has completed its review of the Company’s financial statements contained therein and has completed its standard procedures to authorize the filing of an amended Form 10-Q. Prager advised the Company that it expects to complete its review of the financial statements filed as part of the Form 10-Q in accordance with Statement on Auditing Standards No. 100, Interim Financial Information (“SAS 100”) during the first week of December 2018. The Company will file an amended Form 10-Q as soon as practicable thereafter.

The executive officers of the Company discussed the matters disclosed in this Item 4.02 with Prager. The Company also provided a copy of the foregoing Item 4.02 disclosures to Prager and requested that Prager furnish it with a letter addressed to the SEC stating whether Prager agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Prager’s response letter is filed as Exhibit 16.1 and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

16.1	Letter from Prager Metis CPA’s, LLC dated November 27, 2018

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2018	MJ HOLDINGS, INC.

	By:	/s/ Paris Balaouras
Paris Balaouras
Chief Executive Officer

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